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                                                                     Exhibit 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Avaya Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 in connection with the offering of the Company's debt or equity securities;

WHEREAS, the undersigned is a Director (and/or Officer) of the Company, as indicated below his or her signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints Garry K. McGuire Sr. and Charles D. Peiffer and each of them, as attorneys, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and Officer of the Company, to execute and file such Registration Statement and any amendments or supplements thereto (including any post-effective amendments) or any Registration Statement relating to the same offering of securities that are filed pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2001.


By: /s/ DONALD K. PETERSON                   By: /s/ HENRY B. SCHACT
    --------------------------                   ---------------------------
    Name: Donald K. Peterson                     Name: Henry B. Schacht
    Title: Vice Chairman of the Board,           Title: Director
    President and Chief Executive Officer


By: /s/ JEFFREY A. HARRIS                    By: /s/ DANIEL C. STANZIONE
    --------------------------                   ---------------------------
    Name: Jeffrey A. Harris                      Name: Daniel C. Stanzione
    Title: Director                              Title: Director


By: /s/ FRANKLIN A. THOMAS                   By: /s/ PATICIA F. RUSSO
    --------------------------                   ---------------------------
    Name: Franklin A. Thomas                     Name: Patricia F. Russo
    Title: Director                              Title: Chairman of the Board of
                                                        Directors